UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2009

Yi Xin International Copper, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52682	26-1364740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Guiba Road, Guixi District
Yingtan City, Jiangxi Province
(Address of principal executive offices and Zip Code)

86 701 333 8111
(Registrant's telephone number, including area code)

(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4c))

Item 1.01  Entry into a Material Definitive Agreement
Item 2.03  Creation of a Direct Financial Obligation
Item 3.02  Unregistered Sale of Equity Securities.

On December 30, 2009, Yi Xin International Copper, Inc. (the “Company”) completed the closing (the “Closing”) of a private placement solely to accredited investors in which it issued an aggregate of $450,000.00 of unsecured 10% Convertible Notes (collectively, the “Convertible Notes”) and Common Stock Purchase Warrants to purchase up to an aggregate of 288,468 shares of Company common stock (collectively, the “Warrants”).  In connection with the Closing, the Company entered into subscription agreements with three investors and the Company received gross proceeds of $450,000.00.  The Company paid an aggregate of $36,000.00 in commissions to a selling agent in connection with the Closing.

The Convertible Notes mature one year from the date of issuance, or, if earlier, the closing of a public offering of the Company’s common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in gross proceeds to the Company of not less than $10,000,000.  The Convertible Notes bear interest at the rate of 10% per annum, compounded annually, with interest payable upon maturity.  Any principal or interest not paid when due shall bear interest at the rate of 15% per annum.

The Convertible Notes are convertible at the option of the holder into shares of Company common stock at an initial conversion price of $0.78 per share.  The initial conversion price and the number of shares issuable upon conversion are subject to adjustment upon the occurrence of certain events, such as the issuance of stock dividends, stock splits and reverse stock splits.  In addition , upon the occurrence of any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company’s assets or any similar or related transaction (each a “Fundamental Change”), as a condition to the consummation of the Fundamental Change, the Company is required to make proper and adequate provisions whereby each holder of a Convertible Note will receive upon conversion of the Convertible Note, in lieu of common stock issuable upon conversion of the Convertible Note prior to the Fundamental Change, the stock and other securities and property which the holder would have been entitled to receive upon the occurrence of the Fundamental Change had the holder converted the Convertible Note immediately prior to such Fundamental Change.

Subject to the effectiveness of a registration statement pursuant to the Registration Rights Agreement (described below) or all of the shares issuable upon conversion of the Convertible Notes becoming eligible for sale pursuant  to Rule 144 promulgated under the Securities Act of 1933, as amended, the Company shall have the right to prepay the Convertible Notes, in whole or in part, upon ten days prior notice, for 110% of the outstanding principal amount, plus accrued interest.

The Warrants have a term of five years and are exercisable upon issuance.  The initial exercise price is $0.78 per share.  The initial exercise price and the number of shares issuable upon exercise, are subject to adjustment upon the occurrence of certain events, such as the issuance of stock dividends, stock splits and reverse stock splits.  In addition, upon the occurrence of any Fundamental Change, as a condition to the consummation of the Fundamental Change, the Company is required to make proper and adequate provisions whereby each holder of a Warrant will receive upon exercise of the Warrant, in lieu of common stock issuable upon exercise of the Warrant prior to the Fundamental Change, the stock and other securities and property which the holder would have been entitled to receive upon the occurrence of the Fundamental Change had the holder exercised the Warrant immediately prior to such Fundamental Change.  In addition, if the Company, at any time prior to the second anniversary of the issuance of the Warrant, issues any shares of Company common stock at a price per share less than the then-current exercise price, then the exercise price shall be lowered to a price equal to such lower price, provided, however, that certain issuances of stock, such as issuances pursuant to stock option plans for directors, officers, employees, advisors or consultants, payment of interest on any outstanding notes, full or partial consideration in connection with certain strategic transactions, or the issuance of securities upon the exercise of convertible securities outstanding on the date the issuance of the Warrant will not cause an adjustment to the exercise price.

The Company and each investor also entered into a Registration Rights Agreement pursuant to which each investor is entitled to unlimited “piggyback” registration rights with respect to the shares of Company common stock issuable upon conversion of any Convertible Note or exercise of any Warrant, subject to customary terms and conditions.

The Convertible Notes and Warrants were sold in a private placement transaction in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and/or Regulation D promulgated pursuant to the Securities Act of 1933, as amended.  The Company based its reliance on these exemptions on representations made by investors in a Subscription Agreement between each investor and the Company, including a representation by each investor that the investor is an accredited investor as defined in Rule 501 under the Securities Act of 1933.

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the forms of Convertible Note, Common Stock Purchase Warrant and Subscription Agreement referenced hereto as Exhibits 4.1, 4.2, 10.1 and 10.2.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with the Current Report on Form 8-K:

Exhibit	Description

4.1	Form of 10% Convertible Note*
4.2	Form of Common Stock Purchase Warrant**
10.1	Form of Registration Rights Agreement***
10.2	Form of Subscription Agreement****

* Incorporated by reference as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 2, 2009.
** Incorporated by reference as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on December 2, 2009.
*** Incorporated by reference as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 2, 2009.
**** Incorporated by reference as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YI XIN INTERNATIONAL COPPER, INC.

Date: January 6, 2010	By:	/s/ Linquan Hu
Linquan Hu
Chief Executive Officer

EXHIBITS

The following exhibits are filed with the Current Report on Form 8-K:

Exhibit	Description

4.1	Form of 10% Convertible Note*
4.2	Form of Common Stock Purchase Warrant**
10.1	Form of Registration Rights Agreement***
10.2	Form of Subscription Agreement****
.
* Incorporated by reference as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on December 2, 2009.
** Incorporated by reference as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on December 2, 2009.
*** Incorporated by reference as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 2, 2009.
**** Incorporated by reference as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 2, 2009.